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                           BRINSON CASH RESERVES FUND
                           BRINSON LIQUID ASSETS FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

    Brinson Cash Reserves Fund ("Cash Reserves Fund") and Brinson Liquid Assets
Fund ("Liquid Assets Fund") are diversified series of Brinson Money Series
("Trust"), a professionally managed open-end investment company.

    Brinson Advisors, Inc. ("Brinson Advisors"), an indirect wholly owned asset management subsidiary of UBS AG, serves as the funds' investment advisor, administrator and principal underwriter.

    Portions of each fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual
Reports accompany this SAI. You may obtain an additional copy of a fund's Annual
Report without charge by calling toll-free 1-800-647-1568.

    This SAI is not a Prospectus and should be read only in conjunction with the current Prospectus of the relevant fund(s), dated September 1, 2001. A copy of a fund's Prospectus may be obtained by calling your investment professional or by calling the fund toll-free at 1-800-647-1568. The Prospectus for each fund contains more complete information about that fund. You should read it carefully before investing.

    This SAI is dated September 1, 2001.

                               TABLE OF CONTENTS

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                                                                PAGE
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The Funds and Their Investment Policies.....................      2
The Funds' Investments, Related Risks and Limitations.......      2
Organization of the Trust; Trustees and Officers; Principal
  Holders and Management Ownership of Securities............      8
Investment Advisory, Administration and Principal
  Underwriting Arrangements.................................     15
Portfolio Transactions......................................     17
Additional Purchase and Redemption Information; Financial
  Institutions..............................................     19
Valuation of Shares.........................................     19
Performance Information.....................................     20
Taxes.......................................................     22
Other Information...........................................     22
Financial Statements........................................     23
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                    THE FUNDS AND THEIR INVESTMENT POLICIES

    Each fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

    Each fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The funds invest in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities,
(4) repurchase agreements regarding any of the foregoing and (5) investment company securities. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

    The funds may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. Each fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

    The funds may purchase only those obligations that Brinson Advisors determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First
Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier
Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Brinson Advisors to be of comparable quality.

    Each fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The funds may purchase only U.S. dollar denominated obligations of foreign issuers.

    Each fund may invest up to 10% of its net assets in illiquid securities. The funds may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. Each fund may invest in the securities of other investment companies.

             THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectuses and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectuses or this SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

    YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER
SECURITIES. The yields on the money market instruments in which each fund invests (such as U.S. government securities, commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to

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the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

    Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First
Tier Security (as defined above) or Brinson Advisors becomes aware that a security has received a rating below the second highest rating by any rating agency, Brinson Advisors and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities.
These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other
U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. A fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

    ASSET-BACKED SECURITIES. Each fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets.
Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

    VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Each fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, a fund may purchase variable and floating rate securities of other issuers with remaining maturities in excess of 13 months if the securities are subject to a demand feature exercisable within 13 months or less. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund's investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. See "The Funds' Investments, Related Risks and
Limitations -- Credit and Liquidity Enhancements."

    Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers,

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adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Each fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between a fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by a fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

    INVESTING IN FOREIGN SECURITIES. Each fund's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

    CREDIT AND LIQUIDITY ENHANCEMENTS. Each fund may invest in securities that have credit or liquidity enhancements or a fund may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation.
Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when a fund wishes to do so.

    ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Brinson Advisors has determined are liquid pursuant to guidelines established by the board. A fund may not be able readily to liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement.
If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment.
Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the

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PORTAL System sponsored by the National Association of Securities Dealers, Inc.
An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to Brinson Advisors pursuant to guidelines approved by the board.
Brinson Advisors takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security,
(2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Brinson Advisors monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the board.

    Brinson Advisors also monitors each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors will consider what action would be in the best interests of the fund and its shareholders.
Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer
(or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.
Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Brinson Advisors to present minimum credit risks.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

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    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES.  Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if Brinson Advisors deems it advantageous to do so, which may result in a gain or loss to the fund.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. A fund may invest in the securities of other money market funds when Brinson
Advisors believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or
(3) such investments would enhance the fund's liquidity.

    LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson
Advisors deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson
Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A fund will retain authority to terminate any of its loans at any time. A fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. A fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

    Pursuant to procedures adopted by the board governing each fund's securities lending program, UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under the funds' securities lending program.

--------------------------
* UBS PaineWebber is a service mark of UBS AG.

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INVESTMENT LIMITATIONS OF THE FUNDS

    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

    Each fund will not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

    The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

    (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

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    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    Each fund will not:

    (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

    (5) invest more than 10% of its net assets in illiquid securities.

               ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Trust was organized on April 29, 1998, as a business trust under the laws of Delaware and currently has five series. The board has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of existing or future series, par value $0.001 per share.

    The Trust is governed by a board of trustees, which oversees the funds' operations. The trustees (sometimes referred to as "board members") and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

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     NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------           -------------------       ----------------------------------------
Margo N. Alexander*+; 54                   Trustee             Mrs. Alexander is Chairman (since March
                                                               1999) and a director of Brinson Advisors
                                                               (since January 1995) and an executive
                                                               vice president and a director of
                                                               UBS PaineWebber (since March 1984). She
                                                               was a chief executive officer of Brinson
                                                               Advisors from January 1995 to
                                                               October 2000. Mrs. Alexander is a
                                                               director or trustee of 22 investment
                                                               companies for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

     NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------           -------------------       ----------------------------------------
Richard Q. Armstrong; 66                   Trustee             Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                             of R.Q.A. Enterprises (management
One Old Church Road                                            consulting firm) (since April 1991 and
Unit #6                                                        principal occupation since March 1995).
Greenwich, CT 06830                                            He is also a director of AlFresh
                                                               Beverages Canada, Inc. (a Canadian
                                                               Beverage subsidiary of AlFresh
                                                               Foods Inc.) (since October 2000).
                                                               Mr. Armstrong was chairman of the board,
                                                               chief executive officer and co-owner of
                                                               Adirondack Beverages (producer and
                                                               distributor of soft drinks and
                                                               sparkling/still waters) (October
                                                               1993-March 1995). He was a partner of
                                                               The New England Consulting Group
                                                               (management consulting firm) (December
                                                               1992-September 1993). He was managing
                                                               director of LVMH U.S. Corporation (U.S.
                                                               subsidiary of the French luxury goods
                                                               conglomerate, Louis Vuitton Moet
                                                               Hennessey Corporation) (1987-1991) and
                                                               chairman of its wine and spirits
                                                               subsidiary, Schieffelin & Somerset
                                                               Company (1987-1991). Mr. Armstrong is a
                                                               director or trustee of 21 investment
                                                               companies for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

E. Garrett Bewkes, Jr.**+; 74    Trustee and Chairman of the   Mr. Bewkes serves as a consultant to
                                      Board of Trustees        UBS PaineWebber (since May 1999). Prior
                                                               to November 2000, he was a director of
                                                               Paine Webber Group, Inc. ("PW Group,"
                                                               formerly the holding company of
                                                               UBS PaineWebber and Brinson Advisors)
                                                               and prior to 1996, he was a consultant
                                                               to PW Group. Prior to 1988, he was
                                                               chairman of the board, president and
                                                               chief executive officer of American
                                                               Bakeries Company. Mr. Bewkes is a
                                                               director of Interstate Bakeries
                                                               Corporation. Mr. Bewkes is a director
                                                               or trustee of 32 investment companies
                                                               for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

     NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------           -------------------       ----------------------------------------
Richard R. Burt; 54                        Trustee             Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave, N.W.                                    LLP (international investments and
Washington, DC 20004                                           consulting firm) (since March 1994) and
                                                               a partner of McKinsey & Company
                                                               (management consulting firm) (since
                                                               1991). He is also a director of
                                                               Archer-Daniels-Midland Company
                                                               (agricultural commodities), Hollinger
                                                               International Company (publishing), six
                                                               investment companies in the Deutsche
                                                               Bank family of funds, nine investment
                                                               companies in the Flag Investors family
                                                               of funds, The Central European Fund,
                                                               Inc. and The Germany Fund, Inc., vice
                                                               chairman of Anchor Gaming (provides
                                                               technology to gaming and wagering
                                                               industry) (since July 1999) and chairman
                                                               of Weirton Steel Corp. (makes and
                                                               finishes steel products) since (April
                                                               1996). He was the chief negotiator in
                                                               the Strategic Arms Reduction Talks with
                                                               the former Soviet Union (1989-1991) and
                                                               the U.S. Ambassador to the Federal
                                                               Republic of Germany (1985-1989).
                                                               Mr. Burt is a director or trustee of 21
                                                               investment companies for which Brinson
                                                               Advisors, UBS PaineWebber or one of
                                                               their affiliates serves as investment
                                                               advisor, sub-advisor or manager.

Meyer Feldberg; 59                         Trustee             Mr. Feldberg is Dean and Professor of
Columbia University                                            Management of the Graduate School of
101 Uris Hall                                                  Business, Columbia University. Prior to
New York, NY 10027                                             1989, he was president of the Illinois
                                                               Institute of Technology. Dean Feldberg
                                                               is also a director of Primedia, Inc.
                                                               (publishing), Federated Department
                                                               Stores, Inc. (operator of department
                                                               stores) and Revlon, Inc. (cosmetics) and
                                                               Select Medical Inc. (healthcare
                                                               services). Dean Feldberg is a director
                                                               or trustee of 29 investment companies
                                                               for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

George W. Gowen; 71                        Trustee             Mr. Gowen is a partner in the law firm
666 Third Avenue                                               of Dunnington, Bartholow & Miller. Prior
New York, NY 10017                                             to May 1994, he was a partner in the law
                                                               firm of Fryer, Ross & Gowen. Mr. Gowen
                                                               is a director or trustee of 29
                                                               investment companies for which Brinson
                                                               Advisors, UBS PaineWebber or one of
                                                               their affiliates serves as investment
                                                               advisor, sub-advisor or manager.

     NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------           -------------------       ----------------------------------------
Frederic V. Malek; 64                      Trustee             Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave, N.W.                                    Partners (merchant bank) and chairman of
Suite 350                                                      Thayer Hotel Investors III, Thayer Hotel
Washington, DC 20004                                           Investors II and Lodging Opportunities
                                                               Fund (hotel investment partnerships).
                                                               From January 1992 to November 1992, he
                                                               was campaign manager of Bush-Quayle 92.
                                                               From 1990 to 1992, he was vice chairman
                                                               and, from 1989 to 1990, he was president
                                                               of Northwest Airlines Inc. and NWA Inc.
                                                               (holding company of Northwest Airlines
                                                               Inc.). Prior to 1989, he was employed by
                                                               the Marriott Corporation (hotels,
                                                               restaurants, airline catering and
                                                               contract feeding), where he most
                                                               recently was an executive vice president
                                                               and president of Marriott Hotels and
                                                               Resorts. Mr. Malek is also a director of
                                                               Aegis Communications, Inc.
                                                               (tele-services), American Management
                                                               Systems, Inc. (management consulting and
                                                               computer related services), Automatic
                                                               Data Processing, Inc. (computing
                                                               services), CB Richard Ellis, Inc. (real
                                                               estate services), FPL Group, Inc.
                                                               (electric services), Classic Vacation
                                                               Group (packaged vacations), Manor Care,
                                                               Inc. (health care), and Northwest
                                                               Airlines Inc. Mr. Malek is a director or
                                                               trustee of 21 investment companies for
                                                               which Brinson Advisors, UBS PaineWebber
                                                               or one of their affiliates serves as
                                                               investment advisor, sub-advisor or
                                                               manager.

Carl W. Schafer; 65                        Trustee             Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                                   Foundation (charitable foundation). He
Princeton, NJ 08542                                            is a director of Labor Ready, Inc.
                                                               (temporary employment), Roadway Express,
                                                               Inc. (trucking), The Guardian Group of
                                                               Mutual Funds, the Harding, Loevner
                                                               Funds, E.I.I. Realty Trust (investment
                                                               company), Electronic Clearing House,
                                                               Inc. (financial transactions
                                                               processing), Frontier Oil Corporation
                                                               and Nutraceutix, Inc. (biotechnology
                                                               company). Prior to January 1993, he was
                                                               chairman of the Investment Advisory
                                                               Committee of the Howard Hughes Medical
                                                               Institute. Mr. Schafer is a director or
                                                               trustee of 21 investment companies for
                                                               which Brinson Advisors, UBS PaineWebber
                                                               or one of their affiliates serves as
                                                               investment advisor, sub-advisor or
                                                               manager.

     NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------           -------------------       ----------------------------------------
Brian M. Storms*+; 46               Trustee and President      Mr. Storms is chief executive officer
                                                               (since October 2000) and president of
                                                               Brinson Advisors (since March 1999).
                                                               Mr. Storms was president of Prudential
                                                               Investments (1996-1999). Prior to
                                                               joining Prudential Investments, he was a
                                                               managing director at Fidelity
                                                               Investments. Mr. Storms is president and
                                                               a director or trustee of 24 investment
                                                               companies for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Debbie Baggett*; 42                    Vice President          Ms. Baggett is a director and portfolio
                                                               manager of Brinson Advisors.
                                                               Ms. Baggett is a vice president of four
                                                               investment companies for which Brinson
                                                               Advisors, UBS PaineWebber or one of
                                                               their affiliates serves as investment
                                                               advisor, sub-advisor or manager.

Thomas Disbrow***, 35                Vice President and        Mr. Disbrow is a director and a senior
                                     Assistant Treasurer       manager of the mutual fund finance
                                                               department of Brinson Advisors. Prior to
                                                               November 1999, he was a vice president
                                                               of Zweig/Glaser Advisers. Mr. Disbrow is
                                                               a vice president and assistant treasurer
                                                               of 22 investment companies for which
                                                               Brinson Advisors, UBS PaineWebber or one
                                                               of their affiliates serves as investment
                                                               advisor, sub-advisor or manager.

Amy R. Doberman**; 39                Vice President and        Ms. Doberman is an executive director
                                          Secretary            and the general counsel of Brinson
                                                               Advisors. From December 1996 through
                                                               July 2000, she was general counsel of
                                                               Aeltus Investment Management, Inc. Prior
                                                               to working at Aeltus, Ms. Doberman was a
                                                               Division Chief Counsel at the SEC.
                                                               Ms. Doberman is a vice president and
                                                               secretary of 22 investment companies and
                                                               secretary of two investment companies
                                                               for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Kris L. Dorr*; 37                      Vice President          Ms. Dorr is a director and portfolio
                                                               manager in the short-term strategies
                                                               group of Brinson Advisors. Ms. Dorr is a
                                                               vice president of one investment company
                                                               for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

     NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------           -------------------       ----------------------------------------
Elbridge T. Gerry III*; 44             Vice President          Mr. Gerry is a managing director and
                                                               chief investment officer -- fixed income
                                                               of Brinson Advisors. Mr. Gerry is a vice
                                                               president of 10 investment companies for
                                                               which Brinson Advisors, UBS PaineWebber
                                                               or one of their affiliates serves as
                                                               investment advisor, sub-advisor or
                                                               manager.

Kevin J. Mahoney***; 35              Vice President and        Mr. Mahoney is a director and a senior
                                     Assistant Treasurer       manager of the mutual fund finance
                                                               department of Brinson Advisors. From
                                                               August 1996 through March 1999, he was
                                                               the manager of the mutual fund internal
                                                               control group of Salomon Smith Barney.
                                                               Mr. Mahoney is a vice president and
                                                               assistant treasurer of 22 investment
                                                               companies for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Michael H. Markowitz****; 36           Vice President          Mr. Markowitz is an executive director,
                                                               portfolio manager and head of U.S. short
                                                               duration fixed income of Brinson
                                                               Advisors. He is also an executive
                                                               director and portfolio manager of
                                                               Brinson Partners, Inc., an affiliate of
                                                               Brinson Advisors. Mr. Markowitz is a
                                                               vice president of 10 investment
                                                               companies for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Kevin P. McIntyre*; 34                 Vice President          Mr. McIntyre is an associate director
                                                               and a portfolio manager of Brinson
                                                               Advisors. Mr. McIntyre is a vice
                                                               president of two investment companies
                                                               for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

Emil Polito*; 40                       Vice President          Mr. Polito is an executive director and
                                                               head of investment support and mutual
                                                               fund services of Brinson Advisors. From
                                                               July 2000 to October 2000, he was a
                                                               senior manager of investment systems at
                                                               Dreyfus Corp. Prior to July 2000,
                                                               Mr. Polito was a senior vice president
                                                               and director of operations and control
                                                               for Brinson Advisors. Mr. Polito is a
                                                               vice president of 22 investment
                                                               companies for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

     NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
     ---------------------           -------------------       ----------------------------------------
Susan P. Ryan*; 41                     Vice President          Ms. Ryan is an executive director and a
                                                               portfolio manager of Brinson Advisors.
                                                               Ms. Ryan is a vice president of six
                                                               investment companies for which Brinson
                                                               Advisors, UBS PaineWebber or one of
                                                               their affiliates serves as investment
                                                               advisor, sub-advisor or manager.

Paul H. Schubert***; 38              Vice President and        Mr. Schubert is an executive director
                                          Treasurer            and head of the mutual fund finance
                                                               department of Brinson Advisors.
                                                               Mr. Schubert is a vice president and
                                                               treasurer of 22 investment companies and
                                                               treasurer and principal accounting
                                                               officer of two investment companies for
                                                               which Brinson Advisors, UBS PaineWebber
                                                               or one of their affiliates serves as
                                                               investment advisor, sub-advisor or
                                                               manager.

Keith A. Weller**; 40                Vice President and        Mr. Weller is a director and senior
                                     Assistant Secretary       associate general counsel of Brinson
                                                               Advisors. Mr. Weller is a vice president
                                                               and assistant secretary of 22 investment
                                                               companies for which Brinson Advisors,
                                                               UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor,
                                                               sub-advisor or manager.

--------------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.

****This person's business address is 209 South LaSalle Street, Chicago,
    Illinois 60604-1295.

+ Mrs. Alexander, Mr. Bewkes and Mr. Storms are "interested persons" of the funds as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

    The Trust pays each board member who is not an "interested person" of the Trust $1,000 for each series annually and up to $150 per series for attending each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the complex of funds for which Brinson Advisors or UBS PaineWebber serves as investment advisor, sub-advisor or manager receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because Brinson Advisors performs substantially all the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Brinson Advisors or UBS PaineWebber presently receives any compensation from the Trust for acting as a board member or officer.

    The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which Brinson Advisors or UBS PaineWebber served as an investment advisor, sub-advisor or manager during the periods indicated.

                              COMPENSATION TABLE+

                                               AGGREGATE          TOTAL COMPENSATION FROM
                                             COMPENSATION              THE TRUST AND
         NAME OF PERSON, POSITION           FROM THE TRUST*         THE FUND COMPLEX**
         ------------------------           ---------------       -----------------------
Richard Q. Armstrong,
  Trustee.................................      $3,560                    $108,232
Richard R. Burt,
  Trustee.................................       3,260                     108,232
Meyer Feldberg,
  Trustee.................................       3,560                     173,982
George W. Gowen,
  Trustee.................................       4,259                     173,982
Frederic V. Malek,
  Trustee.................................       3,560                     108,232
Carl W. Schafer,
  Trustee.................................       3,560                     106,372

--------------------------
+ Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serve as investment advisor, sub-advisor or manager and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from these funds.

* Represents fees paid to each board member for the fiscal year ended April 30, 2001.

** Represents total compensation paid during the calendar year ended December 31, 2000, to each board member by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. None of these funds have a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    As of August 1, 2001, trustees and officers owned in the aggregate less than 1% of the outstanding shares of either fund.

    As of July 31, 2001, no shareholders were shown in the funds' records as owning 5% or more of a fund's shares.

  INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as the investment advisor and administrator for each fund pursuant to separate contracts with the Trust (respectively, "Cash Reserves Contract" and "Liquid Assets Contract"; collectively, "Advisory Contracts"). During the periods indicated, the funds paid (or accrued) the following investment advisory and administration fees:

                                                                      FISCAL PERIOD
                                           FISCAL YEAR ENDED        FEBRUARY 14, 2000
                                             APRIL 30, 2001         TO APRIL 30, 2000
                                           -----------------        -----------------
Cash Reserves Fund.......................          $1,085,710                $191,184
                                           (of which $241,250       (of which $38,205
                                                  was waived)             was waived)
Liquid Assets Fund.......................            $119,500                 $21,138
                                            (all of which was       (all of which was
                                                      waived)                 waived)

    Under the Cash Reserves Contract, Cash Reserves Fund pays Brinson Advisors an annual fee, computed daily and paid monthly, at the rate of 0.33% of average daily net assets. Under the terms of the Cash Reserves Contract, Cash Reserves Fund bears all expenses incurred in its operation that are not specifically assumed by Brinson Advisors. Expenses borne by the fund include the following (or the fund's proportionate share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith;
(2) fees payable to and expenses incurred on behalf of the fund by Brinson Advisors; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and maintaining such registrations and qualifications; (5) fees and salaries payable to the trustees and officers who are not interested persons of the fund or Brinson Advisors; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the fund for violation of any law;
(10) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees who are not interested persons of the Trust;
(11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders; (14) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports, statements and proxy materials to existing shareholders; (15) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by a fund; (16) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (17) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (18) the cost of investment company literature and other publications provided to the trustees and officers; (19) costs of mailing, stationery and communications equipment; (20) expenses incident to any dividend, withdrawal or redemption options; (21) charges and expenses of any outside pricing service used to value portfolio securities; and (22) interest on borrowings.

    Under the terms of the Liquid Assets Contract, Brinson Advisors manages the investment operations of Liquid Assets Fund and also administers the fund's business affairs. In return, Liquid Assets Fund pays Brinson Advisors a fee, computed daily and paid monthly. Where the services are provided directly by Brinson Advisors or an affiliate, the fees are limited to reimbursement of Brinson Advisors' direct advisory/administrative costs and expenses and will exclude any profit or overhead charges. Where Brinson Advisors arranges for an unaffiliated person to provide services, the fund reimburses Brinson Advisors for the cost of the services provided by the unaffiliated person, but no additional profit or overhead charge is included or the fund pays the service provider directly. (These fees and expenses of the fund are referred to as "Direct Expenses.") Brinson Advisors has advised the fund that it expects its direct advisory/administrative costs and expenses to approximate an annual rate of 0.03% of the average daily net assets of the fund. Brinson Advisors periodically will review fund expenses in an effort to confirm that only direct costs and expenses are paid to Brinson Advisors by the fund.

    The Direct Expenses borne by Liquid Assets Fund include the following (or the fund's proportionate share of the following): (1) expenses of paying the salaries and expenses of the Trust's officers and other personnel engaged in administering the Trust's business; (2) expenses of monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent, respectively; (3) expenses of responding to shareholder inquiries and disseminating information to shareholders; (4) expenses of monitoring compliance with the Trust's registration statements and other operating documents, with federal and state securities laws and rules thereunder and with the Internal Revenue Code; (5) expenses of preparing semi-annual and annual reports to shareholders; (6) expenses of preparing filings required by the SEC;
(7) expenses of assisting in the preparation of federal, state and local tax returns; (8) expenses of assisting with the payment of notice filing fees under state securities laws; (9) expenses of organizing annual and special meetings of shareholders; (10) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith;
(11) expenses incurred on behalf of the fund by Brinson Advisors under the Liquid Assets Contract; (12) expenses of organizing the Trust and the fund;
(13) filing fees and expenses relating to the registration and qualification of the fund's shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (14) fees and salaries payable to the Trust's trustees and officers who are not interested persons of the Trust or Brinson Advisors;
(15) all expenses incurred in connection with the trustees services, including travel expenses; (16) taxes (including any income or franchise taxes) and governmental fees; (17) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (18) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the fund for violation of any law; (19) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees of the Trust who are not interested persons of the Trust; (20) charges of custodians, transfer agents and other agents (including any lending agent);
(21) costs of preparing any share certificates; (22) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (23) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports, statements and proxy materials to existing shareholders; (24) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by the Trust or the fund;
(25) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (26) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (27) the cost of investment company literature and other publications provided by the Trust to its trustees and officers; (28) costs of mailing, stationery and communications equipment; (29) expenses incident to any dividend, withdrawal or redemption options; (30) charges and expenses of any outside pricing service used to value portfolio securities; and (31) interest on borrowings of the fund; and (32) any other costs and expenses incurred in managing the portfolio of the fund.

    General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board of trustees in such manner as the board deems fair and equitable. Services provided by Brinson Advisors under the Advisory and Administration Contracts, as discussed above, include the provision of a continuous investment program for the funds and supervision of all matters relating to the administration and operation of the funds.

    Under the Advisory and Administration Contracts, Brinson Advisors will not be liable for any error of judgment of mistake of law or for any loss suffered by the funds in connection with the performance of the Advisory and Administration Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contracts terminate automatically upon assignment, and each is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities on 60 days' written notice to Brinson Advisors, or by Brinson Advisors on 60 days' written notice to the fund.

    PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as the principal underwriter of each fund's shares pursuant to a principal underwriting contract with the Trust ("Principal Underwritting Contract"), which requires Brinson Advisors to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. Brinson Advisors enters into dealer agreements with other broker-dealers (affiliated and unaffiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this Statement of Additional Information, Brinson Advisors has entered into a Dealer Agreement with UBS PaineWebber. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114.

    SECURITIES LENDING. During the fiscal year ended April 30, 2001 and the fiscal period from February 14, 2000 (commencement of operations) to April 30, 2000, the funds paid no fees to UBS PaineWebber for its services as securities lending agent because the funds did not engage in any securities lending activities.

                             PORTFOLIO TRANSACTIONS

    The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    For purchases or sales with broker-dealer firms that act as principal, Brinson Advisors seeks best execution. Although Brinson Advisors may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Brinson Advisors may consider the sale of shares of the Funds and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the Funds, subject to Brinson Advisors' duty to seek best execution. Brinson Advisors may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

    Research services and information received from brokers or dealers are supplemental to Brinson Advisors' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Brinson Advisors in advising other funds or accounts and, conversely, research services furnished to Brinson Advisors by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the funds.

    During the fiscal year ended April 30, 2001 and the fiscal period
February 14, 2000 (commencement of operations) to April 30, 2000, the funds paid no brokerage commissions. Therefore, the funds have not allocated any brokerage transactions for research, analysis, advice and similar services.

    Investment decisions for a fund and for other investment accounts managed by Brinson Advisors are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

    As of April 30, 2001, each fund owned securities issued by the following companies that are its regular broker-dealers:

CASH RESERVES FUND

               ISSUER                         TYPE OF SECURITY              VALUE
               ------                         ----------------              -----
Credit Suisse First Boston, Inc.       Commercial Paper                  $ 9,935,483
Merrill Lynch & Company Inc.           Short-Term Corporate Obligation   $10,000,000
Morgan Stanley Dean Witter & Co.       Commercial Paper                  $ 5,000,000
Morgan Stanley Dean Witter & Co.       Short-Term Corporate Obligation   $ 7,705,645

LIQUID ASSETS FUND

               ISSUER                         TYPE OF SECURITY              VALUE
               ------                         ----------------              -----
Credit Suisse First Boston, Inc.       Commercial Paper                  $ 9,935,483
Merrill Lynch & Company Inc.           Short-Term Corporate Obligation   $15,000,000
Morgan Stanley Dean Witter & Co.       Commercial Paper                  $ 5,000,000
Morgan Stanley Dean Witter & Co.       Short-Term Corporate Obligation   $ 7,705,645

                       ADDITIONAL PURCHASE AND REDEMPTION
                      INFORMATION; FINANCIAL INSTITUTIONS

    ADDITIONAL PURCHASE INFORMATION. Shares of the funds are primarily offered to the eligible benefit plans that participate in the programs described in the funds' Prospectuses. A listing of the types of eligible benefit plans that may buy fund shares is included in the Prospectuses. A UBS PaineWebber or Brinson Advisors client who applies to participate in a program described in the applicable fund's Prospectus will be eligible to purchase shares of that fund upon acceptance of the application by UBS PaineWebber. Eligibility of participants is within the discretion of UBS PaineWebber. In the event a client of UBS PaineWebber leaves a program, the client may not continue to hold shares of the fund. The funds may be made available to other programs in the future.

    Each fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

    ADDITIONAL REDEMPTION INFORMATION. Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time; although the funds attempt to maintain a constant net asset value of $1.00 per share.

    Under normal circumstances, the funds will redeem shares when so requested by a shareholder's broker-dealer, the shareholder's investment professional or his or her financial institution. Such a redemption order will be executed at the net asset value next determined after the order is received by Brinson Advisors. Redemptions of each fund's shares effected through a broker-dealer or other financial institution may be subject to a service charge by that broker-dealer or other financial institution.

    FINANCIAL INSTITUTIONS. The funds may authorize financial institutions or their agents to accept on their behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on each fund's net asset value next computed after receipt of the order by the financial institutions or their agents.

                              VALUATION OF SHARES

    Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is determined by its custodian, State Street Bank and Trust Company, twice each business day at noon and the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time), on days when the NYSE is open, except Columbus Day and Veterans Day. Generally, the net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

    Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the funds must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for each fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality under the Rule and that Brinson Advisors, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, the funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

    The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:

     P(1 + T)to the power of n   =   ERV
                     where:  P   =   a hypothetical initial payment of $1,000
                                     to purchase shares
                             T   =   average annual total return of shares
                             n   =   number of years
                           ERV   =   ending redeemable value of a
                                     hypothetical $1,000 payment at the
                                     beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

    Each fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    The following tables show performance information for each fund for the period indicated. Any returns for periods of more than one year are expressed as an average annual return.

    CASH RESERVES FUND

      Year Ended April 30, 2001:
            Standardized Return..........................   6.01%
      Inception (2/14/00) to April 30, 2001:
            Standardized Return..........................   7.26%

    LIQUID ASSETS FUND

      Year ended April 30, 2001:
            Standardized Return..........................   6.32%
      Inception (2/14/00) to April 30, 2001:
            Standardized Return..........................   7.65%

    CALCULATION OF YIELD. Each fund computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. The funds from time to time advertise (1) their current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) their effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)to the power of 365/7] - 1

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The funds may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (E.G., one-day yield, 30-day yield).

    For the seven day period ended April 30, 2001, the yield and effective yield of the funds was as follows:

                                              YIELD         EFFECTIVE YIELD
                                              -----         ---------------
    Cash Reserves Fund                        4.46%              4.56%
    Liquid Assets Fund                        4.77%              4.89%

    OTHER INFORMATION. The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in each fund will fluctuate. In Performance Advertisements, a fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), iMoneyNet, Inc. ("iMoneyNet"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, iMoneyNet, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form. The funds may also compare their performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes-Registered Trademark- Money Markets.

                                     TAXES

    Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

    By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

                               OTHER INFORMATION

    DELAWARE BUSINESS TRUST. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the funds could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The Trust Instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which Brinson Advisors believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of each fund.

    VOTING RIGHTS. Shareholders of the funds are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

    The Trust does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by the shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of record of at least 10% of the outstanding shares of the Trust.

    PRIOR NAMES. Prior to May 9, 2001, the Trust was known as Mitchell Hutchins LIR Money Series and the funds names were LIR Cash Reserves Fund and LIR Liquid Assets Fund. Prior to July 28, 1999, the Trust was known as Mitchell Hutchins Institutional Series.

    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the funds. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the funds' transfer and dividend disbursing agent.

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, has served as counsel to the funds. Kirkpatrick & Lockhart LLP also has acted as counsel to UBS PaineWebber and Brinson Advisors in connection with other matters.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the funds.

                              FINANCIAL STATEMENTS

    Each fund's Annual Report to Shareholders for its fiscal year ended
April 30, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN A FUND'S PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUSES AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                                   ----------

                           Brinson Cash Reserves Fund
                           Brinson Liquid Assets Fund

--------------------------------------------------------------------------------

                      Statement of Additional Information

                                                               September 1, 2001

--------------------------------------------------------------------------------

-C-2001 Brinson Advisors, Inc. All rights reserved.
-------------------------